POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JULY 16, 2012 TO THE
SUMMARY PROSPECTUS DATED MARCH 1, 2012 OF:

PowerShares Fundamental High Yield® Corporate Bond Portfolio

•  Effective immediately, the first paragraph in the section titled "Principal Investment Strategies" on page 1 of the summary prospectus is deleted and replaced with the following:

The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only non-convertible, non-exchangeable, non-zero, fixed coupon investible high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Underlying Index. Ryan ALM, Inc. compiles and calculates the Underlying Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Please Retain This Supplement For Future Reference.

P-PHB-SUMPRO-1 SUP-1 071612